Exhibit 32.2

CERTIFICATION OF THE
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of byNordic Acquisition Corporation (the “Company”) for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Thomas Fairfield, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the report.

Date: March 24, 2026	By:	/s/ Thomas Fairfield
Thomas Fairfield
Chief Financial Officer
(Principal Executive Officer)